                                                                      EXHIBIT 8


          COMMON STOCK                                                                                COMMON STOCK

             NUMBER                                                                                      SHARES

                                                 [SYNTHETIC INDUSTRIES, INC. LOGO]

THIS CERTIFICATE IS TRANSFERABLE                                                            SEE REVERSE FOR CERTAIN DEFINITIONS
IN BOSTON, MA OR IN NEW YORK, NY
                                                                                                     CUSIP 871914 10 7
                                        INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

   THIS CERTIFIES THAT








   IS THE OWNER OF

                      FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, $1.00 PAR VALUE PER SHARE, OF

                                                     SYNTHETIC INDUSTRIES, INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

   WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

   Dated:



           /s/ JOSEPH SINICROPI                          SYNTHETIC INDUSTRIES INC.           /s/ LEONARD CHILL
          --------------------------------------              CORPORATE SEAL                 ------------------------------------
           CHIEF FINANCIAL OFFICER AND SECRETARY                 DELAWARE                    PRESIDENT AND CHIEF EXECUTIVE OFFICER


                                               COUNTERSIGNED AND REGISTERED:
                                                 THE FIRST NATIONAL BANK OF BOSTON
                                                              TRANSFER AGENT AND REGISTRAR

                                                BY /s/ M. PENEZIC
                                                   ----------------------------------------
                                                   AUTHORIZED SIGNATURE
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                           SYNTHETIC INDUSTRIES, INC.

THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS
THE POWERS, DESIGNATIONS, PREFERENCES, AND RELATIVE, PARTICIPATING, OPTIONAL OR
OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF WHICH THE
CORPORATION IS AUTHORIZED TO ISSUE AND THE QUALIFICATIONS, LIMITATIONS OR
RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS OF EACH SUCH CLASS OF STOCK OR
SERIES THEREOF. ANY SUCH REQUEST SHOULD BE MADE TO THE SECRETARY OF THE
CORPORATION AT ITS PRINCIPAL PLACE OF BUSINESS OR TO THE TRANSFER AGENT AND
REGISTRAR.

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

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
            TEN COM -- as tenants in common              UNIF GIFT MIN ACT -- .......... Custodian ..........
            TEN ENT -- as tenants by the entireties                             (Cust)               (Minor)
            JT TEN --  as joint tenants with right of                           under Uniform Gifts to Minors
                       survivorship and not as tenants                          Act........................
                       in common                                                          (State)

            Additional abbreviations may also be used though not in the above list.


        For Value Received, ______________________ hereby sell, assign and transfer unto

           PLEASE INSERT SOCIAL SECURITY OR OTHER
              IDENTIFYING NUMBER OF ASSIGNEE
         _________________________________________

         |                                       |
         _________________________________________


         _______________________________________________________________________
            (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP
                                CODE, OF ASSIGNEE)

         _______________________________________________________________________

         _______________________________________________________________________

         ________________________________________________________________ Shares

         of the capital stock represented by the within certificate, and do hereby irrevocably constitute and appoint

         _____________________________________________________________ Attorney

         to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

         Dated ______________________________________________________


                        _______________________________________________________
               NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


       SIGNATURE(S) GUARANTEED: ______________________________________________
                                THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN
                                ELIGIBLE GUARANTOR INSTITUTION (BANKS,
                                STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
                                AND CREDIT UNIONS WITH MEMBERSHIP IN AN
                                APPROVED SIGNATURE GUARANTEE MEDALLION
                                PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.